TELESTO
NEVADA INC

June 3, 2008

From: Kim Drossulis

To: Jim Golden

RE: **Preliminary Interim Resource** for the Comstock Mine; Hartford Hill Complex.

Current Status:

This letter provides a global estimate as to the contained resource gold ounces currently drill indicated at GoldSpring's Comstock Mine. The resource is currently estimated to be 4,926,000 tons grading 0.080 opt gold containing 392,000 ounces of gold using a 0.030 opt gold cutoff grade.

On-going metallurgic and geologic studies, coupled with additional drilling shall provide a more detailed economic evaluation of the resource by fall 2008.

Data Base Support:

The preliminary May 2008 resource calculation includes historic drilling plus 41.5 of the fifty reverse circulation holes drilled by GoldSpring since November 2007. The total number of drill holes involved in the resource totaled 487 as of the end of May 2008. The total number of gold assays (drill intercepts) involved in the resource calculation totaled 18,437. Silver was not modeled in this interim report. A total of 54 holes have been drilled in the Comstock Mine; in the area of Hartford Hill thru the end of May 2008. Assays were pending for the balance of the 13 holes.

Drill Log Recordation:

Each drill-hole log interval (5 foot) was coded with gold (mil ounces), silver (mil ounces) and rock type integers (two digits) described in the following table:

ROCK TYPE CODES

Lithology		Alterations	
1	Fill	1	Quartz Veining
2	Rhyolite	2	Quartz Flooding
3	Andesite 1	3	Manganese Stained
4	Andesite 2	4	Iron Std
5	Meta-Andesite	5	Clay
6	Dikes	6	Blue Clay
7	Structural Zones	7	Conglomerate
8	Tuffs	8	Green

Special Codes

90	Voids and Workings
99	Undifferentiated Lithology and Alterations

General Resource Parameters:

A statistical review of the rock codes was under taken as a result of the detailed coding applied to the drill data to determine the favorable rock host if any. The resulting table summarizes the effort:

Rock Type	Number	Min. Value	Max Value	Mean	STD DEV
All	13237	0	492	16.6210	38.2220
1	195	0	177	18.0120	19.6240
2	852	0	492	20.4920	46.1320
3	331	0	383	13.0600	27.4580
4	1510	0	425	16.2740	30.6110
5	1443	0	449	7.8531	25.8010
6	149	0	371	15.1140	39.2600
7	66	1	119	24.4700	28.2970
8	283	0	20	1.0190	2.4549
11	10	12	33	22.6000	8.9474
13	24	3	301	68.0000	104.0500
21	1148	0	443	20.4190	40.0700
22	674	0	297	12.0370	28.9120
23	331	0	470	18.9180	37.6950
25	70	0	55	2.8714	7.8481
31	83	0	440	59.3000	96.1700
32	14	3	47	14.4200	12.6350
41	680	0	431	34.6660	52.4300
42	82	0	202	22.2440	42.4520
43	336	0	344	27.4700	43.5800
51	403	0	443	9.0372	29.5980
52	267	0	240	6.2172	23.7200
53	418	0	192	4.6372	14.1280
61	81	0	369	37.9260	76.2180
62	6	5	13	8.0000	2.7568
63	39	1	43	10.4870	12.9650
71	72	0	114	13.7600	19.7160
73	22	2	336	75.7270	90.4020
81	303	0	128	7.2046	18.4870
82	293	0	56	2.0614	5.3778
83	128	0	39	3.6270	6.7097
99	2076	0	468	15.8890	36.9610

The resulting table shows interesting results relative to quartz veined rocks showing grades above the overall mean of 15.8 mil ounces. Offered for your review is that graph:


Gold Value
80
70
60
50
40
30
20
10
0
1
8
15
22
29
36
43
50
57
64
71
78
85
92
99
Rock Type

Colorado Office (Corporate)
2950 East Harmony Rd., Suite 200
Fort Collins, Colorado 80528
970-484-7704 / 970-484-7789 (FAX)

Telesto Nevada, Inc.
5488 Reno Corporate Drive, Suite 100
Reno, Nevada 89511
775-853-7776 / 775-853-9191(FAX)

The next step in the review was running variograms in 5 principle directions 315, 0, 45, 90 and vertical using only the exploration data. By plotting the five principle directions, the general structure of an antisotropy was developed as a result of a review of the plots. The resulting antisotropy exhibited in each principle direction 315, 45, and vertical are summarized as follows:

DIRECTION	RANGE	NUGGET	SILL
315	200	780	1180
45	90	780	1180
VERTICLE	15	780	1180

Using the variograms model parameters a jackknife run was completed on 17,600 exploration samples. The results of that run are present below:

	ORIGINAL DATA	ESTIMATED DATA	ORIGINAL MINUS ESTIMATED
MEAN VALUE	15.8610	16.2120	-0.3511
STANDARD DEVIATION	48.6035	23.6141	46.4214
VARIANCE	2362.3022	557.6265	2154.9504

NUMBER OF SAMPLES	=	17601
COVARIANCE	=	382.6356
CORRELATION COEFFICIENT	=	0.3334
T STATISTIC	=	-1.0033

The above results offer encouraging indications that the modeling parameters are correct, but the author wished to further restrict the effects of high grade values on the surrounding rock types that may not have any thing to do with why the gold was there. That step involves using only similar rock-type to infill values for that rock types to be assigned gold values.

Therefore, each rock type was run separately. The idea here is to keep grade from smearing across ore-type rocks into country type rocks boundaries (barren). The alternative to this method is just use the assay value but with the nugget effect being two thirds the structure of the variogram the assay cut may not be representative.

TELESTO
NEVADA • INC

In - Situ Resource Results:

The results of those runs are presented below. Attention is given to the 30 mil ounce cutoff until the preliminary resource has gone through several checks.

CUTOFF GRADE Opt au	NUMBER OF BLOCKS	TONS	MEAN GRADE	CONTAINED AU OZ
0.030	43937	4926333	0.080	391933
0.040	29930	3370000	0.101	341507
0.050	22510	2545556	0.119	303174
0.060	17156	1950667	0.139	271927
0.070	13600	1555556	0.158	245600
0.080	11420	1313333	0.173	227158
0.090	9188	1065333	0.193	206044
0.100	7958	928667	0.209	193831
0.110	6866	807333	0.255	205680
0.120	5832	692444	0.242	167748
0.130	5141	615667	0.256	157797
0.140	4613	557000	0.269	149855
0.150	4047	494111	0.285	140778
0.160	3585	442778	0.300	132749
0.170	3315	412778	0.310	128007
0.180	2954	372667	0.324	120893
0.190	2629	336556	0.340	114426
0.200	2445	316111	0.349	110264
0.210	2234	292667	0.361	105554
0.220	2095	277222	0.368	102130

Result Verification Cross Checks:

In March of 2008, a sectional resource was completed by Kim Drossulis of Telesto Nevada Inc. The resource calculation involved a check of gold ounces contained in a six hundred foot section in the north Lucerne pit area. The results show 97,300 ounces of contained gold. The May 2008 model showed shows 96,600 ounces of gold contained in a comparable area. The following table shows details of the data check from March of 2008 calculation which had similar results 161 ounces /foot of strike length.

TELESTO
NEVADA INC

SECTIONAL SUMMARY
771800
TO
771400

SECTION	DISTANCE	SECTION AREA	SECTION VOLUME	SECTION TONS	SECTION MEAN GRADE	SECTION AU OZS
771900						
	100					
771800		53071	7960650	625058.4444	0.047	29378
	100					
771700		40951	4095100	321541.1852	0.089	28617
	100					
771600		39722	2979150	233918.4444	0.056	13099
	50					
771550		32044	3204400	251604.7407	0.047	11825
	150					
771400		21740	3804500	298723.7037	0.048	14339
	100					
771300						
					TOTAL AU OZS	97259

Recommendations:

Drilling

Development drilling should continue at a 100' X 100 grid oriented at N 45 E. The grid should begin 300 feet north of Devils Gate along State Route 341 and extend to 500 feet past the New York head frame.

The first phase of drilling was planned to include 100 drill holes, geochemical testing, and metallurgy. It is self evident that drilling should continued in the general vicinity of the Lucerne pit. Additional targets remain untested in the Billie the Kid pit to the south, east as well as deeper extensions to the basement break theory. A number of high grade samples have been located and additional drilling is warranted with the objective of outlining high-grade targets. Two additional rounds of drilling (100 holes each) will be determined upon evaluation of the results from the phase 1 program.

Colorado Office (Corporate)
2950 East Harmony Rd., Suite 200
Fort Collins, Colorado 80528
970-484-7704 / 970-484-7789 (FAX)

Telesto Nevada, Inc.
5488 Reno Corporate Drive, Suite 100
Reno, Nevada 89511
775-853-7776 / 775-853-9191(FAX)

TELESTO
NEVADA•INC

Infill Targets

As the drill grid develops, high grade intercepts should be in-filled at closer spacing for better definition. Within the current resource some forty additional drill holes will be required to meet geostatistical measurements and geologic confirmation which will greatly reduce the risk to GoldSpring/Plum.

Targets

Telesto recommends that GoldSpring drill the structural target just east of the Justice shaft. Additionally, Telesto recommends drilling to the east side of 341 up Succor Hill with the objective of connecting the surface samples with the underground sampling at the New York mine. All three targets seem to be tied structurally and the answer is in the resulting/proposed drill holes that connect that potential structure zone. The first step in proving this connection was the sampling of a small surface excavation suggested by Telesto. The site was sampled by a Plum mining employee under the direction of Jim Golden, independent of Telesto. In following up on the potential structural zone close attention should be paid to possible offsets that present themselves in the surface and aerial photography.

Silver

Historically, silver was not mined in the United States prior to the discovery of the Comstock Lode. Silver prices have increased significantly and are obviously important to a global estimate of the resources. However, silver makes up less than 10% of all realized values and has been successfully mined at a ratio of 6:1 during the early GoldSpring mining efforts of 2004. Silver will be included in a more detailed estimate proposed at the end of phase 1 drilling. The key role for silver in this operation is that it could/will position itself to pay for most of the mining operations and recovery operations on day to day basis once operational expenditures are applied to the model.

Offered for your review,

K. Drossulis 11/13

Kim Drossulis
Senior Engineer

Colorado Office (Corporate)
2950 East Harmony Rd., Suite 200
Fort Collins, Colorado 80528
970-484-7704 / 970-484-7789 (FAX)

Telesto Nevada, Inc.
5488 Reno Corporate Drive, Suite 100
Reno, Nevada 89511
775-853-7776 / 775-853-9191(FAX)